Other Assets	3 Months Ended
Mar. 31, 2013
Other Assets

Note 6. Other Assets

Other long-term assets at March 31, 2013 consist of legal costs incurred from third parties in conjunction with the Merck Agreement. These costs were capitalized and are amortized to general and administrative expenses on the consolidated statements of operations in conjunction with the recognition of revenue on a straight-line basis over the exclusive option period based on the term of the Phase IIb clinical trial in SPMS. During the quarter ended March 31, 2013, Opexa amortized $6,765 of legal costs to general and administrative expenses on the consolidated statements of operations. Opexa included the current portion of the legal costs of $42,887 in other current assets on the consolidated balance sheets and the long term portion of the legal costs of $104,027 in other long-term assets on the consolidated balance sheets.